UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9 Greenway Plaza, Suite 2200
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K that Hercules Offshore, Inc. (“Hercules Offshore”) filed with the Securities and Exchange Commission (“SEC”) on April 27, 2011 concerning the completion of its acquisition of certain assets and liabilities from Seahawk Drilling, Inc. (“Seahawk”), to include the audited historical financial statements of Seahawk and the unaudited pro forma financial information required by Item 9.01 of Form 8-K. The assets acquired primarily consisted of 20 jackup rigs located in the U.S. Gulf of Mexico and related equipment, accounts receivable and certain contractual rights. The assumed liabilities were limited to specific items, such as certain accounts payable, with all other liabilities retained by Seahawk.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired

The audited consolidated and combined financial statements of Seahawk for the fiscal years ended December 31, 2010, 2009 and 2008 are filed in this Current Report as Exhibit 99.1
(b)	Pro forma financial information

The unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 are filed in this Current Report as Exhibit 99.2

(d)	Exhibits.

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm KPMG LLP

99.1	Seahawk’s audited consolidated balance sheets as of December 31, 2010 and 2009 and the consolidated and combined statements of operations, net parent funding and stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2010 and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial statements of Hercules and Seahawk as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 and explanatory notes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: July, 7 2011	By:	/s/ Stephen M. Butz
Stephen M. Butz
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm KPMG LLP

99.1	Seahawk’s audited consolidated balance sheets as of December 31, 2010 and 2009 and the consolidated and combined statements of operations, net parent funding and stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2010 and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial statements of Hercules and Seahawk as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 and explanatory notes.